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                                                                    Exhibit 99.1

                        TRUSTEE'S DISTRIBUTION STATEMENT

   THE                       TO THE HOLDERS OF:
BANK OF                      CORPORATE BOND-BACKED CERTIFICATES
   NEW                       Series 1997-BELLSOUTH-1
  YORK                       Class A-1 Certificates
                                   CUSIP NUMBER: 219-87H-AL9

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In accordance with the Standard Terms and Conditions of Trust, The Bank of New York,
as trustee submits the following cash basis statement for the period ending :                       JANUARY 17, 2006

INTEREST ACCOUNT
Balance as of July 15, 2005                                                                                               $0.00
      Schedule Income received on securities......................................................                  $955,243.00
      Unscheduled Income received on securities................................................                           $0.00
      Interest Received on sale of Securties..............................................                                $0.00
LESS:
      Distribution to Class A-1 Holders.................................................$952,243.00
      Trustee Fees........................................................................$2,250.00
      Fees allocated for third party expenses............................                   $750.00
Balance as of January 17, 2006                                                             Subtotal                       $0.00


PRINCIPAL ACCOUNT
Balance as of July 15, 2005                                                                                               $0.00
      Scheduled Principal payment received on securities....................................                        $824,757.00
      Principal received on sale of securities.............................                                               $0.00
LESS:
      Distribution to Class A-1 Holders................................................ $824,757.00
Balance as of January 17, 2006                                                             Subtotal                       $0.00
                                                                                            Balance                       $0.00
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               UNDERLYING SECURITIES HELD AS OF: January 17, 2006
                 $50,000,000 7.12% Debentures due July 15, 2097
                                    ISSUED BY
                             BELLSOUTH CAP FDG CORP
                              CUSIP# : 079-857-AF5